UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value

Common Stocks—82.4%

Consumer Discretionary—15.3%

Auto Components—2.4%

American Axle & Manufacturing Holdings, Inc.[1]	1,000,000	$24,350,000

Lear Corp.	1,224,500	122,878,575

		147,228,575

Automobiles—4.7%

Ford Motor Co.	9,875,000	145,261,250

General Motors Co.	4,373,500	142,663,570

		287,924,820

Household Durables—1.9%

Beazer Homes USA, Inc.[1]	106,900	1,689,020

MDC Holdings, Inc.	2,525,000	63,125,000

Standard Pacific Corp.[1]	7,012,500	49,227,750

		114,041,770

Media—1.2%

Comcast Corp., Cl. A	25,000	1,328,625

Time Warner Cable, Inc.	505,000	68,745,650

		70,074,275

Multiline Retail—1.6%

J.C. Penney Co., Inc.[1]	1,800,000	13,086,000

Kohl’s Corp.	1,000,000	59,720,000

Target Corp.	283,900	20,897,879

		93,703,879

Specialty Retail—3.5%

Best Buy Co., Inc.	4,097,144	144,219,469

Foot Locker, Inc.	1,300,000	69,186,000

Staples, Inc.	100,000	1,705,000

		215,110,469

Consumer Staples—2.7%

Beverages—0.5%

Molson Coors Brewing Co., Cl. B	332,700	25,261,911

PepsiCo, Inc.	85,500	8,018,190

		33,280,101

Food & Staples Retailing—0.6%

Walgreens Boots Alliance, Inc.	503,300	37,118,375

Food Products—0.9%

Archer-Daniels-Midland Co.	10,000	466,300

ConAgra Foods, Inc.	610,000	21,612,300

Pinnacle Foods, Inc.	852,500	30,664,425

		52,743,025

Tobacco—0.7%

Philip Morris International, Inc.	507,500	40,721,800

1  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Energy—11.3%

Energy Equipment & Services—1.3%

Baker Hughes, Inc.	825,000	$47,841,750

Ensco plc, Cl. A	1,198,400	33,603,136

		81,444,886

Oil, Gas & Consumable Fuels—10.0%

Apache Corp.	545,000	34,100,650

BP plc, Sponsored ADR	1,400,000	54,362,000

Chevron Corp.	1,425,000	146,105,250

Exxon Mobil Corp.	645,000	56,385,900

Kinder Morgan, Inc.	3,500,000	143,675,000

Marathon Oil Corp.	1,245,700	33,135,620

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,055,000	64,829,750

Williams Cos., Inc. (The)	1,697,500	74,452,350

		607,046,520

Financials—24.6%

Capital Markets—3.8%

Apollo Global Management LLC, Cl. A	100,000	2,487,000

Goldman Sachs Group, Inc. (The)	525,000	90,515,250

KKR & Co. LP	2,635,000	63,266,350

Morgan Stanley	2,207,500	74,635,575

		230,904,175

Commercial Banks—10.3%

Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,250,000	10,650,000

Bank of America Corp.	1,800,000	27,270,000

Citigroup, Inc.	5,385,000	252,825,750

JPMorgan Chase & Co.	4,280,000	232,746,400

M&T Bank Corp.	39,250	4,441,530

Wells Fargo & Co.	1,975,000	102,542,000

		630,475,680

Insurance—6.2%

American International Group, Inc.	430,000	21,014,100

Assured Guaranty Ltd.	5,775,000	141,025,500

Genworth Financial, Inc., Cl. A1	2,295,800	16,024,684

MBIA, Inc.[1]	2,600,000	20,852,000

MetLife, Inc.	2,867,500	133,338,750

Prudential Financial, Inc.	17,750	1,346,870

XL Group plc, Cl. A	1,250,000	43,112,500

		376,714,404

Real Estate Investment Trusts (REITs)—4.0%

Apollo Commercial Real Estate Finance, Inc.	1,825,000	30,167,250

Ashford Hospitality Trust, Inc.	1,750,000	18,410,000

Blackstone Mortgage Trust, Inc., Cl. A	587,500	17,155,000

Colony Financial, Inc.	2,825,000	70,766,250

Starwood Property Trust, Inc.	3,045,000	72,866,850

2  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Two Harbors Investment Corp.	3,075,000	$31,734,000

		241,099,350

Thrifts & Mortgage Finance—0.3%

MGIC Investment Corp.[1]	1,725,000	14,697,000

Radian Group, Inc.	204,945	3,229,933

		17,926,933

Health Care—7.4%

Health Care Equipment & Supplies—1.3%

Baxter International, Inc.	307,500	21,620,325

Medtronic plc	787,400	56,220,360

		77,840,685

Pharmaceuticals—6.1%

AbbVie, Inc.	225,000	13,578,750

GlaxoSmithKline plc, Sponsored ADR	1,082,500	47,630,000

Johnson & Johnson	83,750	8,386,725

Merck & Co., Inc.	2,000,000	120,560,000

Pfizer, Inc.	3,900,000	121,875,000

Roche Holding AG, Sponsored ADR	1,000,000	33,760,000

Teva Pharmaceutical Industries Ltd., Sponsored ADR	475,000	27,008,500

		372,798,975

Industrials—4.1%

Aerospace & Defense—0.3%

Textron, Inc.	395,000	16,811,200

Airlines—1.3%

United Continental Holdings, Inc.[1]	1,125,000	78,041,250

Commercial Services & Supplies—0.8%

R.R. Donnelley & Sons Co.	2,860,000	47,104,200

Electrical Equipment—0.2%

General Cable Corp.	1,110,000	12,698,400

Industrial Conglomerates—0.7%

General Electric Co.	1,955,000	46,704,950

Machinery—0.5%

Navistar International Corp.[1]	1,060,000	31,185,200

Marine—0.2%

Costamare, Inc.	682,500	11,657,100

Road & Rail—0.1%

CSX Corp.	225,000	7,492,500

Information Technology—5.8%

Communications Equipment—1.0%

Cisco Systems, Inc.	1,250,000	32,956,250

3  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Communications Equipment (Continued)

QUALCOMM, Inc.	482,500	$30,136,950

		63,093,200

Internet Software & Services—0.5%

Google, Inc., Cl. C1	49,750	26,592,370

Semiconductors & Semiconductor Equipment—0.2%

Intel Corp.	10,000	330,400

Micron Technology, Inc.[1]	450,000	13,169,250

		13,499,650

Software—1.3%

Microsoft Corp.	1,900,000	76,760,000

Technology Hardware, Storage & Peripherals—2.8%

Apple, Inc.	1,251,152	146,584,968

EMC Corp.	562,500	14,585,625

Seagate Technology plc	201,500	11,372,660

		172,543,253

Materials—3.2%

Chemicals—0.6%

LyondellBasell Industries NV, Cl. A	480,000	37,963,200

Metals & Mining—0.6%

Allegheny Technologies, Inc.	655,000	18,687,150

Freeport-McMoRan, Inc.	1,025,000	17,230,250

		35,917,400

Paper & Forest Products—2.0%

Domtar Corp.	1,480,000	56,684,000

International Paper Co.	972,500	51,211,850

Louisiana-Pacific Corp.[1]	887,500	14,528,375

		122,424,225

Telecommunication Services—5.2%

Diversified Telecommunication Services—4.7%

AT&T, Inc.	2,182,500	71,847,900

CenturyLink, Inc.	2,042,500	75,919,725

Frontier Communications Corp.	325,000	2,182,375

Verizon Communications, Inc.	1,900,000	86,849,000

Windstream Holdings, Inc.	6,240,000	49,608,000

		286,407,000

Wireless Telecommunication Services—0.5%

Telephone & Data Systems, Inc.	1,190,000	27,667,500

Utilities—2.8%

Electric Utilities—2.4%

American Electric Power Co., Inc.	662,500	41,611,625

Edison International	527,500	35,949,125

Exelon Corp.	205,265	7,397,751

4  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electric Utilities (Continued)

FirstEnergy Corp.	450,000	$18,148,500

PPL Corp.	1,317,500	46,771,250

		149,878,251

Independent Power and Renewable Electricity Producers—0.4%

NRG Energy, Inc.	912,500	22,502,250

Total Common Stocks (Cost $4,333,202,949)		5,015,141,796

Preferred Stocks—3.4%

Alcoa, Inc., 5.375% Cv., Non-Vtg.	172,100	8,605,000

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,607,203

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	17,097,740

Beazer Homes USA, Inc., 7.50% Cv.	1,709,525	43,165,506

Dominion Resources, Inc., 6.375% Cv.	145,000	7,499,400

Exelon Corp., 6.50% Cv.	174,630	9,143,627

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	856,305	49,032,024

Post Holdings, Inc., 2.50% Cv.[2]	151,130	14,017,308

Post Holdings, Inc., 5.25% Cv.	443,960	43,144,255

Southwestern Energy Co., 6.25% Cv., Non-Vtg.[1]	74,800	4,057,900

Total Preferred Stocks (Cost $209,923,547)		208,369,963

	Units

Rights, Warrants and Certificates—0.2%

General Motors Co. Wts., Strike Price $18.33, Exp. 7/10/19[1]	244,800	3,794,400

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1]	2,573,802	9,728,971

Total Rights, Warrants and Certificates (Cost $10,012,177)		13,523,371

	Principal Amount

Mortgage-Backed Obligations—0.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$ 975,881	859,902

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.366%, 5/20/36[3]	106,520	103,129

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.721%, 6/25/34[3]	170,397	170,273
Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	1,181	1,198
9.00%, 8/1/22	871	935
9.00%, 8/1/22	19	21
9.00%, 3/1/24	382	422
9.00%, 3/1/24	118	120
9.00%, 1/1/25	365	444
9.00%, 5/1/25	73	85

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 10.535%, 4/1/27[4]	103,599	19,562
Series 192, Cl. IO, 4.032%, 2/1/28[4]	29,937	5,201
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	111,182	18,863

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.315%, 6/1/26[6]	31,165	29,752

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	5,640	6,297

5  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 47.877%, 3/15/29[4]	$102,862	$22,748
Series 2796, Cl. SD, 47.16%, 7/15/26[4]	141,714	29,194

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	111,728	133,083
8.50%, 7/1/32	6,135	7,150

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 36.928%, 3/25/23[4]	177,548	26,580
Series 222, Cl. 2, 18.491%, 6/25/23[4]	224,051	45,489
Series 247, Cl. 2, 40.597%, 10/25/23[4]	62,977	14,734
Series 252, Cl. 2, 36.989%, 11/25/23[4]	209,212	33,009
Series 319, Cl. 2, 0.00%, 2/25/32[4,5]	54,142	8,727
Series 320, Cl. 2, 6.546%, 4/25/32[4]	305,119	53,741
Series 331, Cl. 9, 11.116%, 2/25/33[4]	25,296	5,168
Series 334, Cl. 17, 18.048%, 2/25/33[4]	120,384	25,830
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	216,507	41,246
Series 343, Cl. 13, 0.00%, 9/25/33[4,5]	210,841	28,459
Series 343, Cl. 18, 0.00%, 5/25/34[4,5]	31,220	4,301
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	181,241	33,437
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	51,331	7,006
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	108,362	14,900
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	81,391	12,726
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	39,526	5,323
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	471,718	66,379
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	179,844	25,728

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.285%, 12/18/31[4]	3,086	666
Series 2001-65, Cl. S, 22.845%, 11/25/31[4]	197,802	38,488
Series 2001-68, Cl. SC, 27.239%, 11/25/31[4]	1,948	415
Series 2001-81, Cl. S, 21.111%, 1/25/32[4]	50,117	12,417
Series 2002-47, Cl. NS, 28.478%, 4/25/32[4]	119,295	25,798
Series 2002-51, Cl. S, 28.674%, 8/25/32[4]	109,539	23,386
Series 2002-52, Cl. SD, 32.877%, 9/25/32[4]	156,078	36,583
Series 2002-7, Cl. SK, 21.657%, 1/25/32[4]	3,444	659
Series 2002-77, Cl. BS, 21.049%, 12/18/32[4]	6,464	1,438
Series 2002-77, Cl. SH, 30.945%, 12/18/32[4]	78,002	15,731
Series 2002-9, Cl. MS, 23.396%, 3/25/32[4]	75,530	16,033
Series 2002-90, Cl. SN, 25.719%, 8/25/32[4]	5,410	986
Series 2002-90, Cl. SY, 32.53%, 9/25/32[4]	2,910	527
Series 2003-4, Cl. S, 26.987%, 2/25/33[4]	117,837	26,150
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	715,842	91,761
Series 2004-54, Cl. DS, 37.349%, 11/25/30[4]	142,283	25,964
Series 2005-14, Cl. SE, 35.222%, 3/25/35[4]	175,663	29,447
Series 2005-93, Cl. SI, 13.345%, 10/25/35[4]	101,664	15,655

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.909%, 9/25/23[6]	88,539	85,961

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	15,120	15,720
7.00%, 4/15/26	30,154	33,526

6  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Government National Mortgage Assn. I Pool: (Continued)
7.50%, 5/15/27	$215,028	$250,220
8.00%, 5/15/17	2,906	2,942
8.50%, 8/15/17	295	312
8.50%, 11/15/17	301	317
8.50%, 12/15/17	329	348
8.50%, 12/15/17	1,118	1,181

Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[3]	7,547	7,819

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 58.242%, 2/16/32[4]	192,764	34,704

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	456,711	424,620

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[3]	182,826	187,246

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	32,736	33,037
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	29,418	24,050

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.34%, 12/25/35[3]	253,088	245,783

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.723%, 10/25/36[3]	231,408	225,236

Total Mortgage-Backed Obligations (Cost $3,861,281)		3,796,288

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $435,410)	425,000	450,456

Non-Convertible Corporate Bonds and Notes—1.3%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	311,262

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	488,864

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	749,803

American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	419,740

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	429,629

Arrow Electronics, Inc., 3.375% Sr. Unsec. Nts., 11/1/15	990,000	1,007,257

Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	247,943
7.75% Jr. Sub. Nts., 5/14/38	369,000	541,636

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	940,000	1,117,073

BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[2,3,7]	170,000	171,275

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	534,942

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	454,217

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	189,425

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	296,312

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	437,397

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	195,895

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	540,264
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	628,278

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	471,396

7  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	$148,000	$191,282

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	541,566

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	897,955

Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	587,801

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	465,610

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	324,031

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	355,105

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	516,150

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[3]	1,005,000	1,091,531

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[3,8]	631,000	619,169

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	172,176
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	424,146

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[2]	78,000	83,448

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	194,137

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	217,499

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,330,000	1,351,413

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	607,423

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	560,735

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	20,355,000	16,894,650

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[3,7]	900,000	971,719

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	238,529

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	423,219

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[2]	808,000	906,365

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	1,102,000	1,107,510

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[2]	598,000	712,811

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	473,414

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	735,000	872,275

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	618,246

MBIA Insurance Corp.:
11.513% Sub. Nts., 1/15/33[2,9]	34,085,000	19,428,450
11.513% Sub. Nts., 1/15/33[9]	100,000	57,000

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	386,186

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	251,371
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,385,628

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	707,072

Navient Corp., 6.25% Sr. Unsec. Nts., 1/25/16	739,000	766,713

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	745,406

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	534,831

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	616,390

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	422,029

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	763,000	882,798

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	414,637

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	549,085

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[8]	930,000	932,325

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	594,946

8  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[2,3,7]	$400,000	$414,250

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,7,8]	1,077,000	1,132,466

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	658,504

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[2]	540,000	787,154

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	433,314

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,7]	243,000	252,755

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	413,385

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	320,815

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	459,857

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	506,249

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,7	382,000	421,155

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	580,902

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	390,000	420,072

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,8]	598,000	635,251

Total Non-Convertible Corporate Bonds and Notes (Cost $74,811,403)		77,763,519

Convertible Corporate Bonds and Notes—7.4%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[3]	64,128,000	40,761,360

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	28,028,850	34,037,535

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	29,242,000	32,531,725
9.00% Cv. Jr. Sub. Nts., 4/1/63[2]	103,965,000	132,620,353

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	50,164,000	58,566,470

Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	9,650,000	1,326,875

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	46,376,000	41,396,701
4.75% Cv. Sr. Sub. Nts., 4/15/19[2]	29,009,000	26,071,839

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	54,230,000	26,030,400

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	35,981,250	55,006,336

Total Convertible Corporate Bonds and Notes (Cost $442,419,971)		448,349,594

	Shares

Structured Securities—4.8%

Bank of America Corp., Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 2/4/15[2]	274,876	15,825,711

Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/26/15	1,043,509	16,541,261

Barclays Bank plc, Teva Pharmaceutical Industries Ltd. Yield Enhanced Equity Linked Debt Securities, 3/12/15	200,000	11,276,795

Citigroup, Inc., Apple, Inc. Equity Linked Nts., 3/30/15[2]	243,575	27,589,785

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 6/2/15[2]	2,587,322	19,371,073

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 3/11/15[10]	150,436	16,969,116

Credit Suisse AG (New York Branch), Louisiana-Pacific Corp. Equity Linked Nts., 5/1/15	701,754	11,171,242

Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/19/15[10]	1,445,087	12,023,817

9  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Securities (Continued)

Credit Suisse AG (New York Branch), MBIA, Inc. Equity Linked Nts., 6/3/15[10]	$1,478,282	$12,340,191

Credit Suisse AG (New York Branch), Rite Aid Corp. Equity Linked Nts., 3/25/15[10]	2,403,615	14,453,504

Deutsche Bank AG (London Branch), American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 3/11/15[2]	549,147	11,928,186

Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 2/27/15[2]	197,765	22,406,540

Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 2/4/15[2]	694,658	11,414,351

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 2/4/15[2]	1,059,680	8,555,620

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 5/18/15[2]	1,471,793	12,024,877

Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 3/9/15[2]	2,302,000	16,326,482

Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 3/12/15[2]	152,125	17,099,223

Morgan Stanley, Louisiana-Pacific Corp. Equity Linked Nts., 8/3/15	619,963	10,047,211

Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15[2]	2,218,950	14,300,471

Wells Fargo & Co., Navistar International Corp. Equity Linked Nts., 3/9/15[2]	379,367	11,256,853

Total Structured Securities (Cost $291,900,303)		292,922,309

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

AbbVie, Inc. Put[1]	USD	60.000	2/20/15	USD	2000	270,000

Baxter International, Inc. Put[1]	USD	67.500	3/20/15	USD	500	37,500

Goldman Sachs Group, Inc. (The) Put[1]	USD	170.000	2/20/15	USD	325	89,375

Google, Inc. Put[1]	USD	475.000	3/20/15	USD	75	14,325

Google, Inc. Put[1]	USD	470.000	2/20/15	USD	300	10,800

Google, Inc. Put[1]	USD	475.000	2/20/15	USD	200	8,400

Johnson & Johnson Put[1]	USD	96.000	2/20/15	USD	100	5,200

Micron Technology, Inc. Put[1]	USD	27.000	3/20/15	USD	1000	69,000

Micron Technology, Inc. Put[1]	USD	27.500	2/20/15	USD	4000	144,000

Walgreens Boots Alliance, Inc. Put[1]	USD	70.000	3/20/15	USD	1000	79,000

Total Exchange-Traded Options Purchased (Cost $794,873)						727,600

	Shares

Investment Company—0.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[11,12] (Cost $27,135,595)	27,135,595	27,135,595

Total Investments, at Value (Cost $5,394,497,509)	100 .0%	6,088,180,491

Net Other Assets (Liabilities)	0 .0	783,088

Net Assets	100 .0%	$6,088,963,579

10  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

*January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $386,604,643 or 6.35% of the Fund’s net assets as of January 30, 2015.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $945,159 or 0.02% of the Fund’s net assets as of January 30, 2015.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $115,713 or less than 0.005% of the Fund’s net assets as of January 30, 2015.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $3,319,211, which represents 0.05% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$540,001	$619,169	$79,168
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/11	930,907	932,325	1,418
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-5/6/11	996,032	1,132,466	136,434
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	600,266	635,251	34,985

		$3,067,206	$3,319,211	$252,005

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

10. Zero coupon bond reflects effective yield on the date of purchase.

11  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015

Oppenheimer Institutional Money
Market Fund, Cl. E	47,505,748	506,095,695	526,465,848	27,135,595

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$27,135,595	$24,445

12. Rate shown is the 7-day yield as of January 30, 2015.

Exchange-Traded Options Written at January 30, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AbbVie, Inc. Put	USD	65.000	2/20/15	USD	(3,000)	$869,770	$(1,380,000)

AbbVie, Inc. Call	USD	67.500	2/20/15	USD	(300)	53,588	(3,000)

AbbVie, Inc. Call	USD	65.000	2/20/15	USD	(525)	49,800	(13,125)

American Axle & Manufacturing Holdings, Inc. Call	USD	25.000	2/20/15	USD	(6,750)	438,808	(337,500)

Apache Corp. Call	USD	63.500	2/20/15	USD	(1,250)	133,080	(231,250)

Apache Corp. Call	USD	64.000	2/20/15	USD	(500)	59,135	(85,000)

Apache Corp. Call	USD	65.000	2/20/15	USD	(500)	53,480	(65,000)

Apache Corp. Call	USD	68.500	2/20/15	USD	(1,250)	107,530	(55,000)

Apple, Inc. Call	USD	110.000	2/20/15	USD	(96)	56,155	(75,360)

Apple, Inc. Call	USD	123.000	2/20/15	USD	(150)	15,394	(14,100)

Archer-Daniels-Midland Co. Call	USD	50.000	2/20/15	USD	(100)	4,596	(2,600)

AT&T, Inc. Call	USD	35.000	2/20/15	USD	(250)	6,740	(1,500)

Baxter International, Inc. Call	USD	72.500	2/20/15	USD	(150)	17,584	(6,000)

Baxter International, Inc. Put	USD	70.000	2/20/15	USD	(500)	54,480	(54,000)

Beazer Homes USA, Inc. Put	USD	18.000	5/15/15	USD	(220)	53,231	(64,350)

Beazer Homes USA, Inc. Put	USD	20.000	5/15/15	USD	(2,450)	899,486	(1,127,000)

Beazer Homes USA, Inc. Call	USD	20.000	2/20/15	USD	(750)	69,720	(1,875)

Best Buy Co., Inc. Call	USD	40.000	2/20/15	USD	(250)	2,241	(1,250)

Best Buy Co., Inc. Put	USD	34.000	2/20/15	USD	(1,000)	141,959	(59,000)

Chevron Corp. Call	USD	107.000	2/20/15	USD	(250)	12,740	(14,250)

Chevron Corp. Call	USD	106.000	2/20/15	USD	(250)	19,740	(21,250)

Ensco plc Call	USD	32.000	2/20/15	USD	(500)	22,606	(7,500)

Ensco plc Call	USD	33.000	2/20/15	USD	(1,250)	62,786	(17,500)

Ensco plc Call	USD	31.000	2/20/15	USD	(500)	39,480	(15,000)

Exxon Mobil Corp. Put	USD	97.500	3/20/15	USD	(1,450)	1,387,564	(1,518,875)

Exxon Mobil Corp. Put	USD	92.500	2/20/15	USD	(1,850)	937,173	(1,110,000)

Exxon Mobil Corp. Call	USD	92.500	2/20/15	USD	(1,000)	32,786	(24,000)

FirstEnergy Corp. Call	USD	39.000	2/20/15	USD	(750)	59,220	(130,500)

FirstEnergy Corp. Call	USD	41.000	2/20/15	USD	(3,750)	279,352	(159,375)

Foot Locker, Inc. Call	USD	57.500	2/20/15	USD	(4,250)	483,899	(63,750)

Freeport-McMoRan, Inc. Call	USD	18.500	2/20/15	USD	(250)	6,240	(7,250)

Freeport-McMoRan, Inc. Call	USD	18.000	2/20/15	USD	(325)	13,456	(11,050)

General Electric Co. Call	USD	25.000	2/20/15	USD	(500)	13,231	(3,000)

General Electric Co. Call	USD	26.000	2/20/15	USD	(250)	2,740	(250)

12  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Genworth Financial, Inc. Put	USD	7.000	2/20/15	USD	(250)	$11,790	$(13,500)

Genworth Financial, Inc. Put	USD	9.000	6/19/15	USD	(4,000)	865,832	(936,000)

Goldman Sachs Group, Inc. (The) Put	USD	177.500	2/20/15	USD	(250)	51,740	(155,000)

Google, Inc. Put	USD	495.000	2/20/15	USD	(50)	75,197	(5,000)

Google, Inc. Put	USD	500.000	2/20/15	USD	(450)	479,222	(60,300)

International Paper Co. Call	USD	55.000	2/20/15	USD	(2,000)	114,632	(60,000)

International Paper Co. Call	USD	56.000	2/20/15	USD	(725)	61,596	(10,875)

J.C. Penney Co., Inc. Call	USD	8.000	2/20/15	USD	(1,500)	73,091	(15,000)

Johnson & Johnson Put	USD	100.000	2/20/15	USD	(100)	19,696	(18,200)

Johnson & Johnson Call	USD	104.000	2/20/15	USD	(25)	1,499	(1,200)

Johnson & Johnson Call	USD	105.000	2/20/15	USD	(25)	2,799	(500)

Johnson & Johnson Call	USD	102.000	2/20/15	USD	(25)	2,924	(1,875)

Johnson & Johnson Call	USD	103.000	2/20/15	USD	(50)	4,948	(2,500)

Kinder Morgan, Inc. Call	USD	42.000	2/20/15	USD	(500)	31,330	(18,500)

Kinder Morgan, Inc. Call	USD	43.000	2/20/15	USD	(250)	10,590	(4,500)

Kinder Morgan, Inc. Call	USD	42.500	2/20/15	USD	(3,000)	141,446	(69,000)

Kohl’s Corp. Call	USD	65.000	2/20/15	USD	(1,000)	76,710	(12,500)

Lear Corp. Call	USD	100.000	2/20/15	USD	(250)	59,490	(61,250)

Lear Corp. Call	USD	105.000	2/20/15	USD	(2,000)	134,171	(150,000)

Louisiana-Pacific Corp. Call	USD	18.000	2/20/15	USD	(250)	6,780	(2,500)

Louisiana-Pacific Corp. Call	USD	17.000	2/20/15	USD	(750)	27,346	(31,875)

MBIA, Inc. Put	USD	10.000	5/15/15	USD	(4,525)	739,271	(961,562)

Medtronic plc Call	USD	74.000	2/20/15	USD	(150)	16,076	(12,750)

Medtronic plc Call	USD	72.500	2/20/15	USD	(100)	19,296	(13,300)

MGIC Investment Corp. Call	USD	9.000	2/20/15	USD	(1,250)	32,777	(13,125)

MGIC Investment Corp. Put	USD	8.500	2/20/15	USD	(2,500)	74,903	(65,000)

Micron Technology, Inc. Put	USD	33.000	4/17/15	USD	(250)	110,738	(106,250)

Micron Technology, Inc. Put	USD	30.000	2/20/15	USD	(3,500)	365,860	(493,500)

Molson Coors Brewing Co. Call	USD	80.000	2/20/15	USD	(320)	65,875	(28,800)

Navistar International Corp. Call	USD	32.500	2/20/15	USD	(100)	7,396	(3,500)

PepsiCo, Inc. Call	USD	96.000	2/20/15	USD	(50)	5,948	(4,300)

PepsiCo, Inc. Call	USD	95.000	2/20/15	USD	(200)	68,191	(24,000)

Pfizer, Inc. Call	USD	33.000	2/20/15	USD	(2,000)	59,883	(14,000)

Philip Morris International, Inc. Put	USD	82.500	2/20/15	USD	(125)	21,370	(26,500)

Philip Morris International, Inc. Call	USD	82.500	2/20/15	USD	(175)	26,643	(10,850)

QUALCOMM, Inc. Call	USD	65.000	2/20/15	USD	(75)	8,772	(6,975)

QUALCOMM, Inc. Call	USD	75.000	2/20/15	USD	(2,000)	252,596	(8,000)

Radian Group, Inc. Call	USD	16.000	2/20/15	USD	(475)	30,606	(23,750)

Radian Group, Inc. Put	USD	16.000	2/20/15	USD	(1,500)	89,691	(108,750)

Staples, Inc. Call	USD	17.000	2/20/15	USD	(1,000)	94,960	(65,000)

Target Corp. Call	USD	76.000	2/20/15	USD	(750)	47,470	(36,000)

Target Corp. Call	USD	77.500	2/20/15	USD	(750)	32,036	(18,750)

Teva Pharmaceutical Industries Ltd. Call	USD	60.000	2/20/15	USD	(2,250)	181,486	(78,750)

Textron, Inc. Call	USD	44.000	2/20/15	USD	(1,500)	91,966	(99,000)

Time Warner Cable, Inc. Put	USD	135.000	2/20/15	USD	(375)	175,107	(165,000)

Time Warner Cable, Inc. Call	USD	145.000	2/20/15	USD	(25)	14,272	(4,125)

Time Warner Cable, Inc. Call	USD	150.000	2/20/15	USD	(25)	12,924	(1,375)

13  OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

United Continental Holdings, Inc. Call	USD	75.000	2/20/15	USD	(1,500)	$291,743	$(171,000)

United Continental Holdings, Inc. Call	USD	70.500	2/20/15	USD	(250)	79,489	(60,750)

United Continental Holdings, Inc. Call	USD	77.500	3/20/15	USD	(250)	64,739	(45,000)

Walgreen Co. Put	USD	75.000	2/20/15	USD	(1,000)	116,960	(207,000)

Walgreens Boots Alliance, Inc. Call	USD	77.500	2/20/15	USD	(2,000)	176,540	(34,000)

Total of Exchange-Traded Options Written						$12,088,203	$(11,221,197)

14  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

15  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

16  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

17  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$928,083,788	$—	$—	$928,083,788
Consumer Staples	163,863,301	—	—	163,863,301
Energy	688,491,406	—	—	688,491,406
Financials	1,497,120,542	—	—	1,497,120,542
Health Care	450,639,660	—	—	450,639,660
Industrials	251,694,800	—	—	251,694,800
Information Technology	352,488,473	—	—	352,488,473
Materials	196,304,825	—	—	196,304,825
Telecommunication Services	314,074,500	—	—	314,074,500
Utilities	172,380,501	—	—	172,380,501
Preferred Stocks	145,320,631	63,049,332	—	208,369,963
Rights, Warrants and Certificates	13,523,371	—	—	13,523,371
Mortgage-Backed Obligations	—	3,796,288	—	3,796,288
U.S. Government Obligation	—	450,456	—	450,456
Non-Convertible Corporate Bonds and Notes	—	77,763,519	—	77,763,519
Convertible Corporate Bonds and Notes	—	448,349,594	—	448,349,594
Structured Securities	—	292,922,309	—	292,922,309
Exchange-Traded Options Purchased	727,600	—	—	727,600
Investment Company	27,135,595	—	—	27,135,595

Total Assets	$5,201,848,993	$886,331,498	$—	$6,088,180,491

Liabilities Table
Other Financial Instruments:
Options written, at value	$(11,221,197)	$—	$—	$(11,221,197)

Total Liabilities	$(11,221,197)	$—	$—	$(11,221,197)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

18  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

19  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

Cost	$21,871,987
Market Value	$19,485,450
Market Value as % of Net Assets	0.32%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

20  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

21  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $4,375 and $1,310,150 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $8,173,644 and $18,612,053 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended January 30, 2015 was as follows:

	Options
	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	209,781	$37,690,536
Options written	291,331	42,220,911
Options closed or expired	(235,839)	(32,993,545)
Options exercised	(179,737)	(34,829,699)

Options outstanding as of January 30, 2015	85,536	$12,088,203

22  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral

23  OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,403,729,939
Federal tax cost of other investments	(12,088,203)

Total federal tax cost	$5,391,641,736

Gross unrealized appreciation	$959,326,253
Gross unrealized depreciation	(274,008,695)

Net unrealized appreciation	$685,317,558

24  OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	3/9/2015